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                                                                     EXHIBIT 5.1

                        CONSENT OF INDEPENDENT AUDITORS

The Sponsor, Trustee and Unit Holders of Equity Focus Trusts - Sector Series, 1999-A:

We consent to the use of our report dated May 19, 1999, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.



                                                /s/ KPMG LLP

                                                KPMG LLP


New York, New York
May 19, 1999